                                                                  EXHIBIT 10.44

                                INSTALLMENT NOTE

$184,000.00                        Mobile    ,     AL     December 30   , 1997
---------------------         ---------------  -------------------------    --
                                   (City)       (State)       (Date)

     For the value received, the undersigned (whether one or more, hereinafter called the "Obligors") promise(s) to pay to the order of SouthTrust Bank, National Association (hereinafter called the "Bank" or, together with any other holder of this note, the "Holder"), at any office of the Bank in Birmingham, Alabama, or at such other place as the Holder may designate, the principal sum of One Hundred Eighty Four Thousand and 00/100 Dollars, together with interest thereon at the rate provided below from the date of this note (or, other interest accrual date shown below) until maturity (whether as originally scheduled or upon acceleration following default), and with interest on the unpaid balance of the principal sum (plus accrued but unpaid interest at maturity, to the extent permitted by law) at the rate which is 2 percent per annum in excess of the rate provided below or the maximum rate allowed by law, whichever is less, from maturity until said indebtedness is paid in full. Interest will continue to accrue daily on the entire unpaid balance of the principal sum of this note until each payment under this note is received by the Holder at the address provided above. Interest will accrue beginning on the date of this note unless another date is show here:_______________________, 19____.

INTEREST RATE       Interest will accrue on the above-stated principal sum as
   Variable Rate    follows (mark applicable provision):
---                 Interest will accrue on the above-stated principal sum at
                    the rate per annum which is ___________________ percentage points in excess of the Index Rate. Unless another rate is made applicable below, the "Index Rate" is the rate of
                    interest designated by the Bank periodically as its Base
                    Rate.  The Base Rate is not necessarily the lowest rate
                    charged by the Bank.  The Base Rate on the date of this note is __________________ percent
                    ____(check box if applicable) The "Index Rate" is the weekly auction average yield of ____________ - week U.S. Treasury Bills at the most recent auction prior to the date the interest rate payable under this note is calculated. The Index Rate on the date of this note is ___________ percent.
                    The rate of interest payable under this note will change to reflect any change in the Index Rate:
                    ____ on any day the Index     ____ on the ____________ day
                         Rate changes             of each month hereafter.
                    ____ on the day each payment  ___  ________________________
                         of Interest is due as
                         provided below.

                    Obligors may prepay this note in full at any time without penalty.

 X  Fixed Rate      Interest will accrue on the above-stated principal sum at
---                 the rate of 8.19 percent per annum.

Interest on the principal sum will be calculated at the rate set forth above on the basis of a 360-day year and the actual number of days elapsed by multiplying the principal sum by the per annum rate set forth above, multiplying the product thereof by the actual number of days elapsed, and dividing the product so obtained by 360.

PAYMENT SCHEDULE    The above-stated principal sum and interest thereon shall be paid as follows (mark applicable provision):

__ Installments     The Obligors promise to pay the above-stated principal sum of Principal, in __________ consecutive of Principal,
Interest Paid       ___ monthly installments  ___ quarterly installments   ____________ installments  in the amount of
Separately          $_________________________ each, beginning _______________, 19____ and continuing on the same day of each month, quarter, or other period (as applicable) thereafter until ______________, 19_______

                    at which time a final installment in the amount of the unpaid balance of the principal sum and all accrued but unpaid interest thereon shall be due and payable.

                    The Obligors promise to pay accrued interest on the principal sum:

                    _________ monthly        _________ quarterly      ______________________________________ beginning

                    ______________________________, 19____ and continuing on the same day of each month, quarter, or other period (as applicable) thereafter until final maturity of the principal sum.

___ Installments    The Obligors promise to pay the above-stated principal sum and interest thereon in 35 consecutive
    of Principal    x  monthly installments    _____ quarterly installments ____________________ installments     in
    and Interest    the amount of $5,782.03 each, beginning January 30, 1998 and continuing on the same day of each month, quarter, or other period (as applicable) thereafter until December 30, 2000 at which time a final installment in the amount of the unpaid balance of the principal sum and all accrued but unpaid interest thereon shall be due and payable.

payments under this note shall be made in U.S. dollars and in immediately available funds at the place where the payment is due.

LOAN FEE (This provision applicable only if completed):

A loan in the amount of $_______________ has been _________ included in the amount of this note and paid to the Bank from the loan proceeds _____________ paid to the Bank by cash or check at closing. The loan fee is earned by the Bank when paid and is not subject to refund except to the extent required by law.


LATE CHARGE

If any, scheduled payment is in default 10 days or more, Obligors agree to pay a late charge equal to 5% of the amount of the payment which is in default, not less than $50 or more than the maximum amount allowed by applicable law. The preceding sentence does not apply if the original principal amount ??? this Note is less than $2,000.

PREPAYMENT

If the interest rate on this note is a variable rate, Obligors may prepay this note in full at any time without premium or penalty. If the interest rate on this note is a fixed rate, unless the paragraph which follows is applicable, prepayment of the principal sum of this note in whole or in part is permitted. If this line is marked, and if the interest rate on this note is a fixed rate, Obligors may not prepay this note in whole or in part during the first year after date of this note unless the Holder consents. Thereafter, prepayment will be permitted on any scheduled payment date on condition that the amount of the payment must equal the sum of (a) the principal amount prepaid plus (b) accrued interest on the amount prepaid plus (c) a premium equal to 1% of the principal amount prepaid multiplied times the number of years or parts of a year remaining until final scheduled maturity of this note. No prepayment premium need be paid if prepayment is made within one year prior to the final scheduled maturity of this note. As used in paragraph, "prepayment" includes payment following acceleration of the maturity of this note after default by the Obligors if the Obligors were able to pay as agreed but failed to pay in order to induce Holder to accelerate the maturity of this note. If prepayment in full without penalty or premium is required to be permitted by applicable law, the foregoing provisions will not apply and prepayment will be allowed in accordance with such law.

COLLATERAL

This note is secured by every security agreement, pledge, assignment, stock power, mortgage, deed of trust, security deed and/or other instrument covering personal or real property (all of which are hereinafter included in the term "Separate Agreements") which secures an obligation so defined as to include this note, including without limitation all such Separate Agreements which are of even date herewith and/or described in the space below. In addition, as security for the payment of any and all liabilities and obligations of the Obligors to the Holder (including this note and the indebtedness evidenced by this note and extensions, renewals and modifications thereof, and all writings delivered in substitution therefor) and all claims of every nature of the Holder against the Obligors, whether present or future, and whether joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, direct or indirect (all the foregoing are hereinafter included in the term "Obligations"), the Obligors hereby assign to the Holder and grant to the Holder a security interest in and ??? title to the property (the "Collateral") described below: (Describe Separate Agreements and Collateral.)

Equipment as more fully described in Exhibit A attached hereto and made a part hereof, along with any renewals, substitutions, attachments, replacements and cash or non-cash proceeds of the foregoing.

The Obligors are jointly and severally liable for the payment of this note and have subscribed their names hereto without condition that anyone else should or become bound hereon and without any other condition whatever being made. The provisions printed on the back of this page are a part of this note. Provisions of this note are binding on the heirs, executors, administrators, successors and assigns of each and every Obligor and shall inure to the behalf of Holder, its successors and assigns. This note is executed under the seal of each of the Obligors and of the indorsers, if any, with the intention that it be an instrument under seal.


                          CAUTION: IT IS IMPORTANT THAT YOU THOROUGHLY READ THE CONTRACT BEFORE YOU SIGN IT.

Address of Obligor:

360 Central Avenue         Bankers Hazard Determination Services, Inc.   [LS]
------------------------  ----------------------------------------------
St. Petersburg, FL 33701  By: /s/  G. Kristin Delano          Secretary
------------------------     ------------------------------------------------
                                                                 Title

        AKT               Signature                                     [LS]
------------------------           -------------------------------------
??
------------------------
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                                   EXHIBIT A


This Exhibit describes the property to be included in the "Collateral or Security" referred to in a Note, Security Agreement and in any Financing Statement delivered by BANKERS HAZARD DETERMINATION SERVICES, INC. (Borrower) to SouthTrust Bank, National Association to which this Exhibit is attached, to wit:

SYS#     DESCRIPTION
----     -----------
322      HP LASERJET 5 PRINTER WITH PRINT SERVER
323      HP JETDIRECT INT T/R PRINT SERVER
324      HO JETDIRECT INTERNAL PRINT SERVER
325      HO JETDIRECT INTERNAL PRINT SERVER
326      HP SCANJET 4c SCANNER PC
300      HOST FAX SERVE SOFTWARE & EQUIPMENT
315      COMPAQ PROLINEA E 5/100 WITH 32 MB RAM
327      COMPAQ DESKPRO 4000 5/166
328      COMPAQ DESKPRO 4000 5/166
329      HITACHI SUPERSCAN ELITE 20 MONITOR
330      HITACHI SUPERSCAN ELITE 20 MONITOR
331      HP 5 SI PRINTER W/PRINT SERVER
332      HP 5 SI PRINTER W/PRINT SERVER
333      COMPAQ DESKPRO 4000 5/166 W/16MB
334      COMPAQ DESKPRO 4000 5/166 W/16MB
335      COMPAQ DESKPRO 4000 5/166 W/16MB
336      HITACHI SUPERSCAN ELITE 17" MONITOR
337      HITACHI SUPERSCAN ELITE 17" MONITOR
338      HITACHI SUPERSCAN ELITE 17" MONITOR
339      HP 5 SI PRINTER W/PRINT SERVER
340      HITACHI SUPERSCAN ELITE 17 MONITOR
341      HITACHI SUPERSCAN ELITE 17 MONITOR
342      HITACHI SUPERSCAN ELITE 17 MONITOR
343      COMPAQ DESKPRO 4000 5/166
344      COMPAQ DESKPRO 4000 5/166
345      COMPAQ DESKRPO 4000 5/166
346      COMPAQ PROLINEA 6150E PENTIUM
347      COMPAQ PROLINEA 6150E PENTIUM
348      COMPAQ PROLINEA 6150E PENTIUM
349      COMPAQ PROLINEA 6150E PENTIUM
350      COMPAQ PROLINEA 6150E PENTIUM
351      COMPAQ PROLINEA 6150E PENTIUM
352      COMPAQ PROLINEA 6150E PENTIUM
353      COMPAQ PROLINEA 6150E PENTIUM
354      COMPAQ PROLINEA 6150E PENTIUM
355      COMPAQ PROLINEA 6150E PENTIUM
356      COMPAQ PROLINEA 6150E PENTIUM
357      COMPAQ PROLINEA 6150E PENTIUM
358      COMPAQ PROLINEA 6150E PENTIUM
359      COMPAQ PROLINEA 6150E PENTIUM
360      COMPAQ PROLINEA 6150E PENTIUM
361      COMPAQ PROLINEA 6150E PENTIUM
362      COMPAQ PROLINEA 6150E PENTIUM
363      COMPAQ PROLINEA 6150E PENTIUM
364      COMPAQ PROLINEA 6150E PENTIUM
365      COMPAQ PROLINEA 6150E PENTIUM
366      COMPAQ PROLINEA 6150E PENTIUM

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
367      COMPAQ PROLINEA 6150E PENTIUM
368      COMPAQ PROLINEA 6150E PENTIUM
369      COMPAQ PROLINEA 6150E PENTIUM
370      COMPAQ PROLINEA 6150E PENTIUM
371      ORACLE DESIGNER/2000 SOFTWARE
372      1 TIME LICENSING ORDER (ORACLE)
373      COMPAQ PROLINEA 6150E
374      COMPAQ PROLINEA 6150E
375      COMPAQ PROLINEA 6150E
376      COMPAQ PROLINEA 6150E
377      COMPAQ PROLINEA 6150E
378      COMPAQ PROLINEA 6150E
379      COMPAQ PROLINEA 6150E
380      COMPAQ PROLINEA 6150E
381      COMPAQ PROLINEA 6150E
382      COMPAQ PROLINEA 6150E
383      COMPAQ PROLINEA 6150E
384      COMPAQ PROLINEA 6150E
385      COMPAQ PROLINEA 6150E
386      COMPAQ PROLINEA 6150E
387      COMPAQ PROLINEA 6150E
388      COMPAQ PROLINEA 6150E
389      COMPAQ PROLINEA 6150E
390      COMPAQ PROLINEA 6150E
392      COMPAQ 64MB UPGRADE PROSIGNIA 300
393      COMPAQ 64MB UPGRADE PROSIGNIA 300
394      COMPAQ 9.1 GB PLIGGABLE HARD DRIVE
395      COMPAQ 9.1 GB PLIGGABLE HARD DRIVE
396      COMPAQ 9.1 GB PLIGGABLE HARD DRIVE
397      COMPAQ 9.1 GB PLIGGABLE HARD DRIVE
398      COMPAQ 9.1 GB PLIGGABLE HARD DRIVE
399      COMPAQ SMART-2 ARRAY CONTROLLER/P3
400      COMPAQ ARMADA LAPTOP
401      HP LASERJET 5 SI PRINTER
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